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                                                                    EXHIBIT 99.6

05/99                                                                     Page 1

                  MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
Beginning of the Month Principal Receivables:                             $              2,820,943,156.54
Beginning of the Month Finance Charge Receivables:                        $                125,840,699.72
Beginning of the Month Discounted Receivables:                            $                          0.00
Beginning of the Month Total Receivables:                                 $              2,946,783,856.26


Removed Principal Receivables:                                            $                          0.00
Removed Finance Charge Receivables:                                       $                          0.00
Removed Total Receivables:                                                $                          0.00


Additional Principal Receivables:                                         $                          0.00
Additional Finance Charge Receivables:                                    $                          0.00
Additional Total Receivables:                                             $                          0.00


Discounted Receivables Generated this Period:                             $                          0.00


End of the Month Principal Receivables:                                   $              2,775,718,774.20
End of the Month Finance Charge Receivables:                              $                131,434,056.52
End of the Month Discounted Receivables:                                  $                          0.00
End of the Month Total Receivables:                                       $              2,907,152,830.72


Special Funding Account Balance                                           $                          0.00
Aggregate Invested Amount (all Master Trust Series)                       $              2,330,000,000.00
End of the Month Transferor Amount                                        $                445,718,774.20
End of the Month Transferor Percentage                                                             16.06%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                      RECEIVABLES


       30-59 Days Delinquent                                              $                 64,403,536.46
       60-89 Days Delinquent                                              $                 48,059,530.68
       90+ Days Delinquent                                                $                 97,880,913.57

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05/99                                                                     Page 2

       Total 30+ Days Delinquent                                          $                210,343,980.71
       Delinquent Percentage                                                                        7.24%

Defaulted Accounts During the Month                                       $                 22,278,961.96
Annualized Default Percentage                                                                       9.48%

Principal Collections                                                                      394,955,543.48
Principal Payment Rate                                                                             14.00%

Total Payment Rate                                                                                 14.96%


INVESTED AMOUNTS

       Class A Initial Invested Amount                                    $                369,000,000.00
       Class B Initial Invested Amount                                    $                 38,250,000.00
       Class C Initial Invested Amount                                    $                 42,750,000.00

INITIAL INVESTED AMOUNT                                                   $                450,000,000.00

       Class A Invested Amount                                            $                369,000,000.00
       Class B Invested Amount                                            $                 38,250,000.00
       Class C Invested Amount                                            $                 42,750,000.00

INVESTED AMOUNT                                                           $                450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                     15.95%
PRINCIPAL ALLOCATION PERCENTAGE                                                                    15.95%

MONTHLY SERVICING FEE                                                     $                    750,000.00

INVESTOR DEFAULT AMOUNT                                                   $                  3,553,494.43


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                        82.00%

       Class A Finance Charge Collections                                 $                  6,444,468.65
       Other Amounts                                                      $                          0.00

TOTAL CLASS A AVAILABLE FUNDS                                             $                  6,444,468.65

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05/99                                                                     Page 3


       Class A Monthly Interest                                           $                  1,501,855.63
       Class A Servicing Fee                                              $                    615,000.00
       Class A Investor Default Amount                                    $                  2,913,865.43

TOTAL CLASS A EXCESS SPREAD                                               $                  1,413,747.59


REQUIRED AMOUNT                                                           $                          0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                         8.50%

       Class B Finance Charge Collections                                 $                    668,024.17
       Other Amounts                                                      $                          0.00

TOTAL CLASS B AVAILABLE FUNDS                                             $                    668,024.17

       Class B Monthly Interest                                           $                    162,612.97
       Class B Servicing Fee                                              $                     63,750.00

TOTAL CLASS B EXCESS SPREAD                                               $                    441,661.20
CLASS B INVESTOR DEFAULT AMOUNT                                                                302,047.03
CLASS B REQUIRED AMOUNT                                                                        302,047.03


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                       $                  2,530,774.06


       Excess Spread Applied to Class A Required Amount                   $                          0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                                        $                          0.00

       Excess Spread Applied to Class B
       Required Amount                                                    $                    302,047.03

       Excess Spread Applied to Reductions of                             $                          0.00
       Class B Invested Amount

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05/99                                                                     Page 4

       Excess Spread Applied to Class C Required Amount                   $                    540,849.31

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                            $                          0.00

       Excess Spread Applied to Monthly Cash                              $                     93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                           $                          0.00
       Account

       Excess Spread Applied to Spread Account                            $                  1,594,127.72

       Excess Spread Applied to Reserve Account                           $                          0.00

       Excess Spread Applied to other amounts owed                        $                          0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                           $                          0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                               $                          0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                         $                  5,609,279.15


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                            $                          0.00
SERIES 1996-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                            $                          0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                                       $                          0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                            $                          0.00

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05/99                                                                     Page 5

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                              $                          0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                            $                          0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                              $                          0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                                        $                          0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor                       $                          0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                            $                          0.00


YIELD AND BASE RATE --

       Base Rate (Current Month)                                                                    7.15%
       Base Rate (Prior Month)                                                                      7.18%
       Base Rate (Two Months Ago)                                                                   7.19%

THREE MONTH AVERAGE BASE RATE                                                                       7.17%

       Portfolio Yield (Current Month)                                                             11.48%
       Portfolio Yield (Prior Month)                                                               11.42%
       Portfolio Yield (Two Months Ago)                                                            14.44%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                12.45%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                               $                 62,995,409.18

REALLOCATED PRINCIPAL COLLECTIONS

                                 Allocable to Class C Interests           $                          0.00

                                 Allocable to Class B Certificates        $                          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                         $                          0.00
SERIES

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05/99                                                                     Page 6

CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                                     $                          0.00
       Deficit Controlled Amortization Amount                             $                          0.00

CONTROLLED DEPOSIT AMOUNT                                                 $                          0.00


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                                     $                          0.00
       Deficit Controlled Accumulation Amount                             $                          0.00

CONTROLLED DEPOSIT AMOUNT                                                 $                          0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                       $                 62,995,409.18
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                              $                          0.00

CLASS B INVESTOR CHARGE OFFS                                              $                          0.00

CLASS C INVESTOR CHARGE OFFS                                              $                          0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                   $                          0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                   $                          0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                                   $                          0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                                    $                 13,500,000.00
       Available Cash Collateral Amount                                   $                 13,500,000.00
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05/99                                                                     Page 7

TOTAL DRAW AMOUNT                                                         $                          0.00
CASH COLLATERAL ACCOUNT SURPLUS                                           $                          0.00


                                           First USA Bank, NA
                                           as Servicer


                                           By:  /s/ TRACIE KLEIN
                                              ------------------------------
                                                  Tracie H. Klein
                                                  First Vice President